UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 31, 2013	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.

 (Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2013 Parks! America, Inc. (the “Company”) appointed Todd R. White as its Chief Financial Officer. Prior to joining the Company, from 1992-2011, Mr. White worked for The Scotts Miracle-Gro Company in a variety of roles, and most recently served as its Vice President Global Controller from 2005-2011. Mr. White received a B.A. in accounting from The Ohio State University and an M.B.A. from the University of Wisconsin-Madison. He is 51 years old.

Item 9.01

Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired.

Not applicable.

(b)         Pro Forma Financial Information.

Not applicable.

(c)         Shell Company Transaction.

Not applicable.

(d)         Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKS! AMERICA, INC.

By:      /s/ Dale Van Voorhis

Name: Dale Van Voorhis

Title:   Chief Executive Officer and

            Chairman of the Board